UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19551	47-0728886
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

9719 Estate Thomas Havensight

St. Thomas, U.S. Virgin Islands 00802

(Address of principal executive offices and zip code)

(340) 777-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release of the Company dated July 29, 2004

Item 12.	Results of Operations and Financial Condition

On July 29, 2004, Atlantic Tele-Network, Inc. (the “Company”) issued a press release announcing earnings results for the three and six months ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

By:	/s/ MICHAEL T. PRIOR
Chief Financial Officer

July 29, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release of the Company dated July 29, 2004